Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Arena Pharmaceuticals, Inc. (“Arena”) for the period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jack Lief, as President and Chief Executive Officer of Arena, and Robert E. Hoffman, as Vice President, Finance and Chief Financial Officer of Arena, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Arena.

/S/ JACK LIEF Jack Lief	/S/ ROBERT E. HOFFMAN Robert E. Hoffman
President and Chief Executive Officer	Vice President, Finance and Chief Financial Officer

Date: March 16, 2010	Date: March 16, 2010